UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 16, 2013
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 NW 14 Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 581-9993

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as Amendment No. 1 to the Current Report on Form 8-K filed September 12, 2013 (the “Form 8-K”) by Federated National Holding Company, formerly known as 21st Century Holding Company (the “Company”), in which the Company reported under Item 5.07 the results of its annual meeting held on September 10, 2013.  This Amendment No. 1 is being filed solely to correct the Company’s name on the signature page of the Form 8-K.

For the convenience of the reader, the information previously disclosed in the Form 8-K is repeated below.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

On September 10, 2013, Federated National Holding Company (the "Company") held its annual meeting of shareholders. A total of 7,017,514 of the Company’s outstanding shares of common stock, representing approximately 86.1% of the shares eligible to vote, were present or represented by proxy at the annual meeting. The following four proposals were voted on at the annual meeting, and each was approved by the Company’s shareholders with the necessary number of votes required by the Company’s charter documents and applicable corporate law:

1.	The election of Michael H. Braun, Peter J. Prygelski, III, and Jenifer G. Kimbrough as Class I directors to serve until the annual meeting of shareholders to be held in 2016 or until their successors are elected and qualified;
2.	To hold an advisory vote on the Company’s executive compensation;
3.	To hold an advisory vote on the frequency of future advisory votes on the Company’s executive compensation; and
4.	To ratify the appointment of DeMeo Young McGrath as the Company’s independent registered public accounting firm for the 2013 fiscal year.

The table below states the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, for each of the proposals voted on at the annual meeting:

Description of Matter		For	Against	Withheld	Abstentions	Broker Non- Votes
1.	Election of Directors:

	Michael H. Braun	3,859,442	N/A	312,995	N/A	2,845,077

	Peter J. Prygelski, III	3,674,673	N/A	497,764	N/A	2,845,077

	Jenifer G. Kimbrough	3,836,518	N/A	335,919	N/A	2,845,077

2.	Advisory vote approving the Company’s executive compensation.	2,870,140	1,289,318	N/A	12,979	2,845,077

Description of Matter		1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes

3.	Advisory vote approving the frequency of future advisory votes on the Company’s executive compensation to occur every three years.	1,901,543	50,791	2,208,935	11,168	2,845,077

Description of Matter		For	Against	Withheld	Abstentions	Broker Non- Votes

4.	Ratification of the appointment of DeMeo Young McGrath as the Company’s independent registered public accounting firm for the 2013 fiscal year.	6,888,257	64,070	N/A	65,187	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: September 16, 2013	By:	/s/ Peter J. Prygelski, III
	Name:	Peter J. Prygelski, III
	Title:	Chief Financial Officer
(Principal Accounting and Financial Officer)